3rd Quarter 2011
Financial Results Presentation

November 9, 2011

STIFEL
FINANCIAL

Forward-Looking Statements

This presentation may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 that involve significant risks, assumptions, and uncertainties, including statements relating to the market opportunity and future business prospects of Stifel Financial Corp., as well as Stifel, Nicolaus & Company, Incorporated and its subsidiaries (collectively, "SF" or the "Company"). These statements can be identified by the use of the words "may," "will," "should," "could," "would," "plan," "potential," "estimate," "project," "believe," "intend," "anticipate," "expect," and similar expressions. In particular, these statements may refer to our goals, intentions, and expectations, our business plans and growth strategies, our ability to integrate and manage our acquired businesses, estimates of our risks and future costs and benefits, and forecasted demographic and economic trends relating to our industry.

You should not place undue reliance on any forward-looking statements, which speak only as of the date they were made. We will not update these forward-looking statements, even though our situation may change in the future, unless we are obligated to do so under federal securities laws.

Actual results may differ materially and reported results should not be considered as an indication of future performance. Factors that could cause actual results to differ are included in the Company's annual and quarterly reports and from time to time in other reports filed by the Company with the Securities and Exchange Commission and include, among other things, changes in general economic and business conditions, actions of competitors, regulatory and legal actions, changes in legislation, and technology changes.

Non-GAAP Financial Measures

The company utilized non-GAAP calculations of presented net revenues, compensation and benefits, non-compensation operating expenses, income before income taxes, provision for income taxes, net income, compensation and non-compensation operating expense ratios, pre-tax margin and diluted earnings per share as an additional measure to aid in understanding and analyzing the company's financial results for the three and nine months ended September 30, 2011, the three months ended June 30, 2011 and the three and nine months ended September 30, 2010. Specifically, the company believes that the non-GAAP measures provide useful information by excluding certain items that may not be indicative of the company's core operating results and business outlook. The company believes that these non-GAAP measures will allow for a better evaluation of the operating performance of the business and facilitate a meaningful comparison of the company's results in the current period to those in prior periods and future periods. Reference to these non-GAAP measures should not be considered as a substitute for results that are presented in a manner consistent with GAAP. These non-GAAP measures are provided to enhance investors' overall understanding of the company's current financial performance. These non-GAAP amounts exclude litigation-related expenses associated with the civil lawsuit and related regulatory investigation in connection with the ongoing matter with five Southeastern Wisconsin school districts, compensation expense related to the acceleration of deferred compensation as a result of the modification of the company's deferred compensation plan and certain compensation and non-compensation operating expenses associated with the merger of TWPG.

A limitation of utilizing these non-GAAP measures of net revenues, compensation and benefits, non-compensation operating expenses, income before income taxes, provision for income taxes, net income, compensation and non-compensation operating expenses ratios, pre-tax margin and diluted earnings per share is that the GAAP accounting effects of these merger-related charges do in fact reflect the underlying financial results of the company's business and these effects should not be ignored in evaluating and analyzing its financial results. Therefore, the company believes that GAAP measures of net revenues, compensation and benefits, non-compensation operating expenses, income before income taxes, provision for income taxes, net income, compensation and non-compensation operating expense ratios, pre-tax margin and diluted earnings per share and the same respective non-GAAP measures of the company's financial performance should be considered together.

Chairman's Comments

"Our third quarter demonstrates the importance of a balanced business model, particularly in a volatile environment. While not immune to the current macroeconomic headwinds, our Global Wealth Management segment generated impressive results, while the dearth of capital markets activity weighed on our investment banking revenues.

Our business model and capital base are solid. We need conviction in the marketplace and lower volatility to return to the margins our firm is capable of producing. We remain focused on serving our clients and are well positioned to capitalize on the opportunities ahead."

3Q11 Overview

Macroeconomic Headwinds

- Downgrade of the U.S. debt rating by Standard & Poors in August
- European sovereign debt issues
- Weak employment and housing data
- Speculation of a double-dip recession

Market Performance

- The S&P 500, Nasdaq, Dow and Russell 2000 declined 14%, 13%, 12% and 22%, respectively
- VIX spiked 160%
- Zero IPOs in September
- Flight to safety drove down U.S. Treasury yields

Stifel Financial 3Q11

- Stifel's balance business model is important, particularly in volatile environments
- GWM net revenues increased 6% while the operating contribution increased 8% compared with the year-ago period
- Stifel remains a liquidity provider of choice and is gaining market share as evident by an increase in commissions revenues
- Stifel repurchased $48.5 million, or 1.7 million shares during the third quarter 2011
- Stifel utilizes a low leverage model at 3.7x
- No exposure on the balance sheet, gross or net, to European sovereign debt

Financial Results



Stifel Financial Corp. Results
Three months ended September 30, 2011

($ in thousands, except per share amounts)	GAAP 9/30/11	Non-GAAP 9/30/10	% Change[1]	Non-GAAP 6/30/11	% Change[1]
	Three Months Ended				
Net revenues	$ 334,214	$ 341,327	(2.1%)	$ 358,963	(6.9%)
Compensation and benefits	210,573	212,760	(1.0%)	227,973	(7.6%)
Non-comp operating expenses	84,618	78,513	7.8%	81,934	3.3%
Total non-interest expenses	295,191	291,273	1.3%	309,907	(4.7%)
Income before income taxes	39,023	50,054	(22.0%)	49,056	(20.5%)
Provision for income taxes	16,719	20,415	(18.1%)	17,740	(5.8%)
Net income	$ 22,304	$ 29,639	(24.7%)	$ 31,316	(28.8%)
Earnings per share: [2]					
Diluted	$ 0.35	$ 0.48	(27.1%)	$ 0.50	(30.0%)
Ratios to net revenues:					
Compensation and benefits	63.0%	62.3%		63.5%	
Non-comp operating expenses	25.3%	23.0%		22.8%	
Income before income taxes	11.7%	14.7%		13.7%	

[1] GAAP results for the quarter ended September 30, 2011 compard to non-GAAP results for the year-ago period and to non-GAAP results for the quarter ended June 30, 2011.

[2] Per share information for the three months ended September 30, 2010 has been adjusted to reflect the April 2011 three-for-two stock split.

STIFEL FINANCIAL

Stifel Financial Corp. Results
Nine months ended September 30, 2011

($ in thousands, except per share amounts)	Nine Months Ended September 30, 2011 GAAP	Non-core [1]	Non-GAAP	Nine Months Ended 9/30/10 (Non-GAAP)	% Change [2]
Net revenues	$ 1,059,684	$ 112	$ 1,059,796	$ 981,366	8.0%
Compensation and benefits	671,678	(1,722)	669,956	632,790	5.9%
Non-comp operating expenses	294,424	(45,814)	248,610	217,984	14.0%
Total non-interest expenses	966,102	(47,536)	918,566	850,774	8.0%
Income before income taxes	93,582	47,648	141,230	130,592	8.1%
Provision for income taxes	36,464	18,220	54,684	53,150	2.9%
Net income	$ 57,118	$ 29,428	$ 86,546	$ 77,442	11.8%
Earnings per share: [3]					
Diluted	$ 0.90		$ 1.37	$ 1.39	(1.4%)
Ratios to net revenues:					
Compensation and benefits	63.4%		63.2%	64.5%	
Non-comp operating expenses	27.8%		23.5%	22.2%	
Income before income taxes	8.8%		13.3%	13.3%	

[1] Non-core items consist primarily of litigation-related expenses associated with the civil lawsuit and related regulatory investigation in connection with the onging OPEB matter and operating expenses related to legacy TWPG (primarily market data service fees, professional fees and litigation costs).

[2] Non-GAAP results for the nine months ended September 30, 2011 compared to non-GAAP results for the year-ago period.

[3] Per share information for the nine months ended September 30, 2010 has been adjusted to reflect the April 2011 three-for-two stock split.

STIFEL FINANCIAL

Source of Revenues

($ in thousands)	Quarter Ended					Nine Months Ended		
	9/30/11	9/30/10	% Change	6/30/11	% Change	9/30/11	9/30/10	% Change
Commissions	$ 143,243	$ 96,986	47.7%	$ 138,315	3.6%	$ 437,344	$ 305,655	43.1%
Principal transactions	76,650	123,194	(37.8%)	79,741	(3.9%)	249,250	363,537	(31.4%)
Asset mgt and service fees	58,253	50,876	14.5%	56,981	2.2%	172,914	136,117	27.0%
Investment banking	37,673	51,656	(27.1%)	64,418	(41.5%)	143,509	127,129	12.9%
Other	540	3,656	(85.2%)	4,556	(88.1%)	11,352	9,358	21.3%
Total operating revenues	316,359	326,368	(3.1%)	344,011	(8.0%)	1,014,369	941,796	7.7%
Interest revenue	24,161	17,718	36.4%	21,229	13.8%	64,246	47,019	36.6%
Total revenues	340,520	344,086	(1.0%)	365,240	(6.8%)	1,078,615	988,815	9.1%
Interest expense	6,306	3,698	70.5%	6,383	(1.2%)	18,931	8,388	125.7%
Net revenues	$ 334,214	$ 340,388	(1.8%)	$ 358,857	(6.9%)	$ 1,059,684	$ 980,427	8.1%

Stifel Financial

Brokerage Revenues

($ in thousands)	Quarter Ended 9/30/11	9/30/10	% Change	6/30/11	% Change	Nine Months Ended 9/30/11	9/30/10	% Change
Principal transactions:								
Taxable debt	$ 41,871	$ 60,208	(30.5%)	$ 43,020	(2.7%)	$ 136,310	$ 185,007	(26.3%)
Municipal debt	19,335	20,091	(3.8%)	18,850	2.6%	57,722	56,964	1.3%
Equities	6,397	27,429	(76.7%)	8,896	(28.1%)	26,916	79,343	(66.1%)
Other	9,047	15,466	(41.5%)	8,975	0.8%	28,302	42,223	(33.0%)
	$ 76,650	$ 123,194	(37.8%)	$ 79,741	(3.9%)	$ 249,250	$ 363,537	(31.4%)
Commissions	143,243	96,986	47.7%	138,315	3.6%	437,344	305,655	43.1%
	$ 219,893	$ 220,180	(0.1%)	$ 218,056	0.8%	$ 686,594	$ 669,192	2.6%

STIFEL FINANCIAL

Investment Banking Revenues

($ in thousands)	Quarter Ended					Nine Months Ended		
	9/30/11	9/30/10	% Change	6/30/11	% Change	9/30/11	9/30/10	% Change
Capital raising	$ 25,254	$ 28,593	(11.7%)	$ 39,689	(36.4%)	$ 97,301	$ 84,613	15.0%
Advisory	12,419	23,063	(46.2%)	24,729	(49.8%)	46,208	42,516	8.7%
	$ 37,673	$ 51,656	(27.1%)	$ 64,418	(41.5%)	$ 143,509	$ 127,129	12.9%

STIFEL FINANCIAL

Core Compensation & Benefits
(% of Net Revenue)


70.0%
65.0%
60.0%
55.0%
50.0%
66.1%
63.1%
65.2%
63.5%
62.3%
63.0%
64.5%
63.2%
1st Qtr
2nd Qtr
3rd Qtr
9 Months
2010
2011

STIFEL FINANCIAL

Core Non Comp Operating Expenses
($ Millions)



$250
$200
$150
$100
$50
$0
$66
$82
$73
$82
$79
$85
$218
$249
1st Qtr
2nd Qtr
3rd Qtr
9 Months
2010
2011

STIFEL FINANCIAL

Core Segment Comparison

	Quarter Ended					Nine Months Ended		
($ in thousands)	9/30/11	9/30/10	% Change	6/30/11	% Change	9/30/11	9/30/10	% Change
Net revenues:								
Global Wealth Management	$ 219,498	$ 207,484	5.8%	$ 225,645	(2.7%)	$ 683,589	$ 606,845	12.6%
Institutional Group	113,259	138,043	(18.0%)	132,915	(14.8%)	373,168	375,937	(0.7%)
Other	1,457	(4,200)	nm	403	261.5%	3,039	(1,416)	nm
	$ 334,214	$ 341,327	(2.1%)	$ 358,963	(6.9%)	$ 1,059,796	$ 981,366	8.0%
Operating contribution:								
Global Wealth Management	$ 55,612	$ 51,707	7.6%	$ 55,426	0.3%	$ 172,510	$ 131,306	31.4%
Institutional Group	9,152	27,654	(66.9%)	21,951	(58.3%)	52,496	85,879	(38.9%)
Other	(25,741)	(29,307)	(12.2%)	(28,322)	(9.1%)	(83,776)	(86,593)	(3.3%)
	$ 39,023	$ 50,054	(22.0%)	$ 49,055	(20.5%)	$ 141,230	$ 130,592	8.1%

Note: Non-GAAP results for the three and nine months ended September 30, 2011 compard to non-GAAP results for the year-ago periods and to non-GAAP results for the quarter ended June 30, 2011.

STIFEL FINANCIAL

Global Wealth Management

($ in thousands)	Quarter Ended 9/30/11	9/30/10	% Change	6/30/11	% Change	Nine Months Ended 9/30/11	9/30/10	% Change
Commissions	$ 92,029	$ 69,875	31.7%	$ 93,593	(1.7%)	$ 287,384	$ 228,983	25.5%
Principal transactions	48,836	62,785	(22.2%)	51,263	(4.7%)	156,262	181,331	(13.8%)
Asset management & service fees	58,007	50,449	15.0%	56,817	2.1%	172,354	135,120	27.6%
Net interest	15,016	12,017	25.0%	13,401	12.1%	39,586	34,557	14.6%
Investment banking	3,737	6,957	(46.3%)	6,411	(41.7%)	16,460	17,753	(7.3%)
Other income	1,873	5,401	(65.3%)	4,160	(55.0%)	11,543	9,101	26.8%
Net revenues	219,498	207,484	5.8%	225,645	(2.7%)	683,589	606,845	12.6%
Compensation and benefits	128,244	119,100	7.7%	132,952	(3.5%)	403,782	367,447	9.9%
Non-comp operating expenses	35,642	36,677	(2.8%)	37,267	(4.4%)	107,297	108,092	(0.7%)
Total non-interest expenses	163,886	155,777	5.2%	170,219	(3.7%)	511,079	475,539	7.5%
Income before income taxes	$ 55,612	$ 51,707	7.6%	$ 55,426	0.3%	$ 172,510	$ 131,306	31.4%
Ratios to net revenues:								
Compensation and benefits	58.4%	57.4%		58.9%		59.1%	60.6%	
Non-comp operating expenses	16.3%	17.7%		16.5%		15.7%	17.8%	
Income before income taxes	25.3%	24.9%		24.6%		25.2%	21.6%	

STIFEL FINANCIAL

Stifel Bank & Trust

(an operating unit of GWM)

($ in thousands)	Quarter Ended 9/30/11	9/30/10	% Change	6/30/11	% Change	Nine Months Ended 9/30/11	9/30/10	% Change
Net revenues:								
Interest	15,230	9,601	58.6%	13,419	13.5%	39,852	25,859	54.1%
Other income	6,536	1,924	239.7%	2,943	122.1%	11,411	5,099	123.8%
Total revenues	21,766	11,525	88.9%	16,362	33.0%	51,263	30,958	65.6%
Interest expense	4,182	1,378	203.5%	4,239	(1.3%)	12,658	2,112	499.3%
Total net revenues	17,584	10,147	73.3%	12,123	45.0%	38,605	28,846	33.8%
Compensation and benefits	1,604	739	117.1%	1,627	(1.4%)	4,936	2,804	76.0%
Non-comp operating expenses	2,740	3,280	(16.5%)	2,537	8.0%	7,347	11,360	(35.3%)
Total non-interest expenses	4,344	4,019	8.1%	4,164	4.3%	12,283	14,164	(13.3%)
Income before income taxes	$ 13,240	$ 6,128	116.1%	$ 7,959	66.4%	$ 26,322	$ 14,682	79.3%
Ratios to net revenues:								
Compensation and benefits	9.1%	7.3%		13.4%		12.8%	9.7%	
Non-comp operating expenses	15.6%	32.3%		20.9%		19.0%	39.4%	
Efficiency ratio [1]	21.5%	40.1%		28.4%		28.0%	48.3%	
Income before income taxes	75.3%	60.4%		65.7%		68.2%	50.9%	

[1] Non-interest expenses less the provision for loan losses as a percentage of net revenues.

STIFEL FINANCIAL

Stifel Bank & Trust

(an operating unit of GWM)

Low Risk Asset Growth

- Assets of $2.3 billion as of September 30 2011, an increase of 30.4% from December 31, 2010.
- Investment portfolio of $1.3 billion, an increase of 29.5% from $1.0 billion as of December 31, 2010.
- Loan portfolio of $692.0 million, an increase of 42.6% from $485.2 million as of December 31, 2010.
- Deposits of $2.1 billion as of September 30, 2011, an increase of 30.6% from December 31, 2010.

Strategy & Opportunity

- Maintain solid asset quality:
  - Non-performing loans to gross loans of 0.22%
  - Non-performing assets to total assets of 0.08%
  - $0.3 million LTM net recoveries
- Offer banking products (securities based loans and mortgage loans) within the GWM client base, including establishing trust services
- Maintain high levels of liquidity to capitalize on opportunities

Interest Earning Assets

	As of			Percent of total		
($ in thousands)	9/30/11	12/31/10	9/30/10	9/30/11	12/31/10	9/30/10
Non-agency investments	$ 804,913	$ 290,521	$ 184,811	40.1%	19.4%	14.2%
Agency investments	506,767	722,193	645,316	25.2%	48.2%	49.5%
Consumer	364,087	266,244	245,239	18.1%	17.8%	18.8%
Mortgage	193,023	166,860	191,716	9.6%	11.1%	14.7%
Commercial	138,710	53,836	37,004	7.0%	3.5%	2.8%
	$ 2,007,500	$ 1,499,654	$ 1,304,086	100%	100%	100%

Institutional Group

($ in thousands)	Quarter Ended 9/30/11	9/30/10	% Change	6/30/11	% Change	Nine Months Ended 9/30/11	9/30/10	% Change
Commissions	$ 51,214	$ 27,111	88.9%	$ 44,721	14.5%	$ 149,960	$ 76,672	95.6%
Principal transactions	27,815	60,408	(54.0%)	28,477	(2.3%)	92,988	182,206	(49.0%)
Investment banking	33,936	45,638	(25.6%)	58,007	(41.5%)	127,049	110,315	15.2%
Other income [1]	294	4,886	(94.0%)	1,710	(82.8%)	3,171	6,744	(53.0%)
Net revenues	113,259	138,043	(18.0%)	132,915	(14.8%)	373,168	375,937	(0.7%)
Compensation and benefits	74,813	82,147	(8.9%)	82,006	(8.8%)	234,006	221,029	5.9%
Non-comp operating expenses	29,294	28,242	3.7%	28,958	1.2%	86,666	69,029	25.6%
Total non-interest expenses	104,107	110,389	(5.7%)	110,964	(6.2%)	320,672	290,058	10.6%
Income before income taxes	$ 9,152	$ 27,654	(66.9%)	$ 21,951	(58.3%)	$ 52,496	$ 85,879	(38.9%)
Ratios to net revenues:								
Compensation and benefits	66.0%	59.5%		61.7%		62.7%	58.8%	
Non-comp operating expenses	25.9%	20.5%		21.8%		23.2%	18.4%	
Income before income taxes	8.1%	20.0%		16.5%		14.1%	22.8%	

[1] Includes net interest and other income.

STIFEL FINANCIAL

Institutional Group Revenues

	Quarter Ended					Nine Months Ended		
($ in thousands)	9/30/11	9/30/10	% Change	6/30/11	% Change	9/30/11	9/30/10	% Change
Sales and trading:								
Equity	$ 47,185	$ 43,711	7.9%	$ 41,695	13.2%	$ 141,278	$ 126,462	11.7%
Fixed income	31,844	43,808	(27.3%)	31,503	1.1%	101,670	132,416	(23.2%)
	79,029	87,519	(9.7%)	73,198	8.0%	242,948	258,878	(6.2%)
Investment Banking:								
Capital raising								
Equity	16,382	18,060	(9.3%)	27,999	(41.5%)	67,386	52,957	27.2%
Fixed income	5,054	4,515	11.9%	5,173	(2.3%)	13,268	14,842	(10.6%)
	21,436	22,575	(5.0%)	33,172	(35.4%)	80,654	67,799	19.0%
Advisory fees								
Equity	10,930	20,281	(46.1%)	22,924	(52.3%)	42,241	37,981	11.2%
Fixed income	1,570	2,782	(43.6%)	1,911	(17.8%)	4,154	4,535	(8.4%)
	12,500	23,063	(45.8%)	24,835	(49.7%)	46,395	42,516	9.1%
Investment banking	33,936	45,638	(25.6%)	58,007	(41.5%)	127,049	110,315	15.2%
Other revenue	294	4,886	(94.0%)	1,710	(82.8%)	3,171	6,744	(53.0%)
Total net revenue	$ 113,259	$ 138,043	(18.0%)	$ 132,915	(14.8%)	$ 373,168	$ 375,937	(0.7%)
Ratios to net revenues:								
Sales and trading	69.8%	63.4%		55.1%		65.1%	68.9%	
Investment banking	30.0%	33.1%		43.6%		34.0%	29.3%	
Other	0.2%	3.5%		1.3%		0.9%	1.8%	
	100.0%	100.0%		100.0%		100.0%	100.0%	

STIFEL FINANCIAL

Stone & Youngberg

Transaction	■ Stifel to acquire 100% of the membership interests of Stone & Youngberg LLC
Strategic Rationale	■ Expands Stifel's public finance, institutional sales and trading, bond underwriting, particularly in Arizona and California, and adds more than 30 financial advisors ■ Builds a national public finance practice without overlap; establishes muni research ■ Increases private client access to muni products and market making activities ■ Creates scale with operational efficiencies and broadens distribution access
Management	■ Ken Williams, President and CEO of Stone & Youngberg, will run the municipal finance business of the combined group

2011YTD California Underwriting Rankings

Issuer	Rank	Principal Amount	Market Share	Number of Issues
Bank of America Merrill	1	$3,846	15.1%	21
Stone & Youngberg	2	$3,748	14.7%	127
Morgan Stanley	3	$3,455	13.6%	33
JP Morgan Securities	4	$3,012	11.8%	15
Citi	5	$2,376	9.3%	36
De La Rosa & Co.	6	$2,073	8.1%	59
Barclays Capital	7	$1,706	6.7%	12
Piper Jaffray	8	$1,513	5.9%	104
Goldman Sachs	9	$1,089	4.3%	10
RBC Capital Markets	10	$682	2.7%	22



Financial Condition

Other Financial Data

	As of				As of	
	9/30/11		9/30/10	% Change	6/30/11	% Change
Total assets (000s):						
Stifel Nicolaus & Stifel Financial	$ 2,630,993		$ 2,614,225	0.6%	$ 2,705,749	(2.8%)
Stifel Bank	2,311,371		1,516,489	52.4%	1,807,859	27.9%
Total assets	$ 4,942,364		$ 4,130,714	19.6%	$ 4,513,608	9.5%
Total shareholders' equity (000s):						
Stifel Nicolaus & Stifel Financial	$ 1,086,832		$ 791,310	37.3%	$ 1,128,985	(3.7%)
Stifel Bank	174,919		135,777	28.8%	167,494	4.4%
Total shareholders' equity	$ 1,261,751		$ 927,087	36.1%	$ 1,296,479	(2.7%)
Leverage ratio:						
Stifel Nicolaus & Stifel Financial	2.2		3.0	(24.8%)	2.2	0.7%
Stifel Bank	13.2		11.2	18.3%	10.8	22.4%
Total leverage ratio	3.7		4.1	(10.1%)	3.3	12.3%
Book value per share [1]	$ 24.48		$ 22.65	8.1%	$ 24.50	(0.1%)
Financial advisors [2]	1,961		1,920	2.1%	1,958	0.2%
Full-time associates	4,942		4,868	1.5%	4,938	0.1%
Locations	313		311	0.6%	314	(0.3%)
Total client assets (000s)	$ 107,693,000		$ 100,289,000	7.4%	$ 116,174,000	(7.3%)

[1] Book value per share as of September 30, 2010 has been adjusted to reflect the April 2011 three-for-two stock split.

[2] Includes all retail Financial Advisors.

STIFEL FINANCIAL

Level 3 Assets

($ in thousands)	Carrying Value 9/30/11	Carrying Value 12/31/10
Auction Rate Securities (ARS) [1]	$ 137,871	$ 94,795
Stifel Bank & Trust Investments	12,000	-
Trading Securities	1,201	40,243
Other Investments [2]	37,603	38,502
Level 3 assets (excluding ARS)	50,804	78,745
Total Level 3 assets	**$ 188,675**	**$ 173,540**
Percentage of Equity	*15.0%*	*13.8%*
Percentage of Equity (excluding ARS)	*4.0%*	*6.3%*

[1] Includes $66.6 million and $11.4 million, respectively, of ARS held at Stifel Bank & Trust.

[2] Includes $30.6 million and $31.3 million, respectively, of investments held by TWPG subsidiaries.